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                                                              EXHIBIT 10.7


                                 AMENDMENT NO. 2 TO
             SECOND AMENDED AND RESTATED MORTGAGE WAREHOUSING AGREEMENT



        THIS AMENDMENT ("Amendment") is dated as of April 2, 1998, by and among Comerica Bank, a Michigan banking corporation ("Comerica"), Corestates Bank, N.A., a national banking association ("CBNA"), Residential Funding Corporation, a Delaware corporation ("RFC") and Norwest Bank Minnesota, National Association, a national banking association ("Norwest"), (collectively, Comerica, CBNA, RFC and Norwest are referred to as "Existing Lenders"), Comerica Bank, as Agent for Lenders (in such capacity, "Agent"), Rock
Financial Corporation, a Michigan corporation ("Borrower"), and National City Bank of Kentucky, a national banking association ("NCBank") (collectively, Comerica, CBNA, RFC and NCBank shall be referred to herein as the "Lenders");

                              RECITALS:

        A. Borrower, Agent and the Existing Lenders entered into a certain Second Amended and Restated Mortgage Warehousing Agreement dated November 13, 1997, as amended by Amendment No. 1 dated January 30, 1998 (as amended, the "Agreement").

        B. Borrower, Agent, the Existing Lenders and NCBank desire to amend the Agreement to effectuate the withdrawal of Norwest as a Lender under the Agreement and the replacement of Norwest with NCBank, to increase the Maximum Loan Amount and to make other amendments all as hereinafter set forth.

        NOW THEREFORE, the parties hereto agree as follows:

        1. Upon the effective date of this Amendment, Norwest shall withdraw as a Lender under this Agreement and be replaced by NCBank. NCBank joins in the execution of this Amendment for the purpose of becoming a Lender under the Agreement, and agrees to all of the terms and conditions of the Agreement, as amended by this Amendment. On the effective date of this
Amendment:


        (a) NCBank shall wire transfer its Percentage Share of the then outstanding principal balance of the Loan to Agent;

        (b) The other Lenders shall wire transfer to Agent on demand by Agent (or Agent shall wire transfer to the other Lenders) any amounts needed to adjust the Lenders' balances on their Notes to equal their respective Percentage Shares of the Loan;

        (c) Agent shall wire transfer to Norwest the then outstanding principal balance of Norwest's Note plus all accrued interest thereon.

After Norwest's Note has been paid in full, Norwest shall no longer be a party to or have any further



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rights or obligations under the Agreement.

        2. The definition of "Lenders' Allocation Amount" in Section 1.02 of the Agreement is amended and restated in its entirety as follows:

                "Lenders' Allocation Amount means $50,000,000 as to Comerica, $40,000,000 as to RFC, $35,000,000 as to CBNA and $25,000,000 as to
        NCBank."

        3. The definition of "Maximum Loan Amount" in Section 1.02 of the Agreement is amended and restated in its entirety as follows:

                "Maximum Loan Amount means One Hundred Fifty Million Dollars ($150,000,000), subject to Section 12 hereof."

        4. The reference to "Seven Million Five Hundred Thousand Dollars ($7,500,000)" in Section 6.15(i) of the Agreement is amended to read "Twelve Million Dollars ($12,000,000)".

        5. The address of Norwest in Section 13.01 of the Agreement is deleted and replaced by the following:


                "National City Bank of Kentucky
                421 West Market Street
                Louisville, Kentucky 40202
                Attn: Mr. Gary Sieveking"


        6. The Percentage Share, as defined in the Agreement, on the effective date of this Amendment, shall be 33.33% for Comerica, 26.67% for RFC, 23.33% for CBNA and 16.67% for NCBank.

        7. Borrower hereby represents and warrants that, after giving effect to the amendments and waivers contained herein, (a) execution, delivery and performance of this Amendment, and any other documents and instruments required under this Amendment, or the Agreement are within the Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Borrower set forth in Section 5 of the Agreement (Sections 5.01-5.16) are true and correct on and as of the date herewith, with the same force and effect as if made on and as of the date herewith; and (c) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing on or as of the date hereof.

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        8.      Except as expressly modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        9.      This Amendment shall not become effective unless and until:

        (a) Agent and the Lenders shall have received, in form and substance satisfactory to the Agent and Lenders:

                (1)     duly executed counterpart originals of this Amendment;

                (2) duly executed replacement Notes for the Lenders, which replacement Notes shall amend, restate and supersede in their entirety all of the existing Notes; and

        (b) Agent has received the sums from NCBank required under paragraph 1 of this Amendment and Norwest's Note has been paid in full.

        10. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.



        11. This Amendment may be signed in any number of counterparts and by different parties on separate counterparts, and each such counterpart when executed and delivered shall constitute an original but all such counterparts shall together constitute one and the same Amendment.

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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

COMMERCIA BANK, AS AGENT AND            ROCK FINANCIAL CORPORATION
A LENDER

By:                                     By:    Daniel B. Gilbert
   ----------------------------            ------------------------------
       Von L. Ringger                          Daniel B. Gilbert
Its:   First Vice President             Its:   Chief Executive Officer


CORESTATES BANK, N.A., AS
A LENDER

By:
   ---------------------------

Its:
    --------------------------


NORWEST BANK MINNESOTA,
N.A., AS A WITHDRAWING EXISTING LENDER

By:
   ---------------------------

Its:
    --------------------------


RESIDENTIAL FUNDING
CORPORATION, AS A LENDER

By:
   ---------------------------

Its:
    --------------------------

NATIONAL CITY BANK OF
KENTUCKY, AS A LENDER

By:
   ---------------------------

Its:
    --------------------------




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